Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2009		2008			Percent
		Percent			Percent	Increase
	Amount	to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 15,239	100.0	$ 16,450		100.0	(7.4)
Cost of products sold	4,450	29.2	4,751		28.9	(6.3)
Selling, marketing and administrative expenses	4,797	31.5	5,507		33.5	(12.9)
Research & development expense	1,638	10.7	1,896		11.5	(13.6)
In-process research & development	-	-	40		0.2
Interest (income) expense, net	85	0.6	16		0.1
Other (income) expense, net	6	-	(135)		(0.8)
Earnings before provision for taxes on income	4,263	28.0	4,375		26.6	(2.6)
Provision for taxes on income	1,055	6.9	1,048		6.4	0.7
Net earnings	$ 3,208	21.1	$ 3,327		20.2	(3.6)

Net earnings per share (Diluted)	$ 1.15		$ 1.17			(1.7)

Average shares outstanding (Diluted)	2,782.0		2,844.8

Effective tax rate	24.7%		24.0%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 4,263	28.0	$ 4,415	(1)	26.8	(3.4)
Net earnings	$ 3,208	21.1	$ 3,367	(1)	20.5	(4.7)
Net earnings per share (Diluted)	$ 1.15		$ 1.18	(1)		(2.5)
Effective tax rate	24.7%		23.7%

(1) The difference between as reported and as adjusted earnings before provision for taxes on income and net earnings and net earnings per share
(diluted) is IPR&D of $40 million with no tax benefit and $0.01 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets.  Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2009		2008			Percent
		Percent			Percent	Increase
	Amount	to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 30,265	100.0	$ 32,644		100.0	(7.3)
Cost of products sold	8,701	28.7	9,365		28.7	(7.1)
Selling, marketing and administrative expenses	9,405	31.1	10,630		32.6	(11.5)
Research & development expense	3,156	10.4	3,608		11.1	(12.5)
In-process research & development	-	-	40		0.1
Interest (income) expense, net	166	0.6	32		0.1
Other (income) expense, net	(69)	(0.2)	(153)		(0.5)
Earnings before provision for taxes on income	8,906	29.4	9,122		27.9	(2.4)
Provision for taxes on income	2,191	7.2	2,197		6.7	(0.3)
Net earnings	$ 6,715	22.2	$ 6,925		21.2	(3.0)

Net earnings per share (Diluted)	$ 2.41		$ 2.43			(0.8)

Average shares outstanding (Diluted)	2,785.5		2,856.1

Effective tax rate	24.6%		24.1%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 8,906	29.4	$ 9,162	(1)	28.1	(2.8)
Net earnings	$ 6,715	22.2	$ 6,965	(1)	21.3	(3.6)
Net earnings per share (Diluted)	$ 2.41		$ 2.44	(1)		(1.2)
Effective tax rate	24.6%		24.0%

(1) The difference between as reported and as adjusted earnings before provision for taxes on income and net earnings and net earnings per share
(diluted) is IPR&D of $40 million with no tax benefit and $0.01 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets.  Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,708	1,694	0.8%	0.8	-
International	2,146	2,342	(8.4)	4.7	(13.1)
	3,854	4,036	(4.5)	3.1	(7.6)

Pharmaceutical
U.S.	3,172	3,793	(16.4)	(16.4)	-
International	2,326	2,547	(8.7)	3.3	(12.0)
	5,498	6,340	(13.3)	(8.5)	(4.8)

Med Devices & Diagnostics
U.S.	2,776	2,723	1.9	1.9	-
International	3,111	3,351	(7.2)	3.7	(10.9)
	5,887	6,074	(3.1)	2.9	(6.0)

U.S.	7,656	8,210	(6.7)	(6.7)	-
International	7,583	8,240	(8.0)	3.9	(11.9)
Worldwide	$15,239	16,450	(7.4)%	(1.4)	(6.0)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 3,434	3,513	(2.2)%	(2.2)	-
International	4,131	4,587	(9.9)	3.6	(13.5)
	7,565	8,100	(6.6)	1.0	(7.6)

Pharmaceutical
U.S.	6,846	7,863	(12.9)	(12.9)	-
International	4,432	4,906	(9.7)	3.1	(12.8)
	11,278	12,769	(11.7)	(6.8)	(4.9)

Med Devices & Diagnostics
U.S.	5,428	5,311	2.2	2.2	-
International	5,994	6,464	(7.3)	3.6	(10.9)
	11,422	11,775	(3.0)	3.0	(6.0)

U.S.	15,708	16,687	(5.9)	(5.9)	-
International	14,557	15,957	(8.8)	3.5	(12.3)
Worldwide	$30,265	32,644	(7.3)%	(1.3)	(6.0)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$ 7,656	8,210	(6.7)%	(6.7)	-

Europe	3,972	4,547	(12.6)	1.8	(14.4)
Western Hemisphere excluding U.S.	1,215	1,280	(5.1)	11.7	(16.8)
Asia-Pacific, Africa	2,396	2,413	(0.7)	3.7	(4.4)
International	7,583	8,240	(8.0)	3.9	(11.9)

Worldwide	$15,239	16,450	(7.4)%	(1.4)	(6.0)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$15,708	16,687	(5.9)%	(5.9)	-

Europe	7,643	8,855	(13.7)	0.8	(14.5)
Western Hemisphere excluding U.S.	2,277	2,525	(9.8)	8.2	(18.0)
Asia-Pacific, Africa	4,637	4,577	1.3	5.9	(4.6)
International	14,557	15,957	(8.8)	3.5	(12.3)

Worldwide	$30,265	32,644	(7.3)%	(1.3)	(6.0)

REPORTED SALES vs. PRIOR PERIOD
$MM

	SECOND QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	411	379	8.4%	8.4%	-
Intl	422	460	(8.3%)	3.8%	(12.1%)
WW	833	839	(0.7%)	5.9%	(6.6%)

BABY CARE
US	104	111	(6.3%)	(6.3%)	-
Intl	404	461	(12.4%)	(1.2%)	(11.2%)
WW	508	572	(11.2%)	(2.2%)	(9.0%)

ORAL CARE
US	174	185	(5.9%)	(5.9%)	-
Intl	212	223	(4.9%)	9.5%	(14.4%)
WW	386	408	(5.4%)	2.4%	(7.8%)

OTC/NUTRITIONALS
US	679	679	-	-	-
Intl	631	726	(13.1%)	0.6%	(13.7%)
WW	1,310	1,405	(6.8%)	0.3%	(7.1%)

WOMEN'S HEALTH
US	152	158	(3.8%)	(3.8%)	-
Intl	329	346	(4.9%)	8.8%	(13.7%)
WW	481	504	(4.6%)	4.8%	(9.4%)

WOUND CARE / OTHER
US	188	182	3.3%	3.3%	-
Intl	148	126	17.5%	33.6%	(16.1%)
WW	336	308	9.1%	15.7%	(6.6%)

TOTAL CONSUMER
US	1,708	1,694	0.8%	0.8%	-
Intl	2,146	2,342	(8.4%)	4.7%	(13.1%)
WW	3,854	4,036	(4.5%)	3.1%	(7.6%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)

REPORTED SALES vs. PRIOR PERIOD
$MM

	SIX MONTHS
			% Change
	2009	2008	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	834	761	9.6%	9.6%	-
Intl	841	918	(8.4%)	4.6%	(13.0%)
WW	1,675	1,679	(0.2%)	6.9%	(7.1%)

BABY CARE
US	206	226	(8.8%)	(8.8%)	-
Intl	791	879	(10.0%)	1.5%	(11.5%)
WW	997	1,105	(9.8%)	(0.7%)	(9.1%)

ORAL CARE
US	362	384	(5.7%)	(5.7%)	-
Intl	389	410	(5.1%)	10.4%	(15.5%)
WW	751	794	(5.4%)	2.6%	(8.0%)

OTC/NUTRITIONALS
US	1,405	1,521	(7.6%)	(7.6%)	-
Intl	1,253	1,478	(15.2%)	(0.9%)	(14.3%)
WW	2,658	2,999	(11.4%)	(4.3%)	(7.1%)

WOMEN'S HEALTH
US	301	306	(1.6%)	(1.6%)	-
Intl	603	659	(8.5%)	4.9%	(13.4%)
WW	904	965	(6.3%)	2.8%	(9.1%)

WOUND CARE / OTHER
US	326	315	3.5%	3.5%	-
Intl	254	243	4.5%	19.4%	(14.9%)
WW	580	558	3.9%	10.4%	(6.5%)

TOTAL CONSUMER
US	3,434	3,513	(2.2%)	(2.2%)	-
Intl	4,131	4,587	(9.9%)	3.6%	(13.5%)
WW	7,565	8,100	(6.6%)	1.0%	(7.6%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)

REPORTED SALES vs. PRIOR PERIOD
$MM

	SECOND QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2)

ACIPHEX/PARIET
US	128	153	(16.3%)	(16.3%)	-
Intl	132	172	(23.3%)	(10.6%)	(12.7%)
WW	260	325	(20.0%)	(13.3%)	(6.7%)

CONCERTA
US	233	208	12.0%	12.0%	-
Intl	84	71	18.3%	38.0%	(19.7%)
WW	317	279	13.6%	18.7%	(5.1%)

DURAGESIC/FENTANYL TRANSDERMAL
US	50	70	(28.6%)	(28.6%)	-
Intl	168	202	(16.8%)	(6.5%)	(10.3%)
WW	218	272	(19.9%)	(12.3%)	(7.6%)

LEVAQUIN/FLOXIN
US	343	330	3.9%	3.9%	-
Intl	19	21	(9.5%)	7.3%	(16.8%)
WW	362	351	3.1%	4.1%	(1.0%)

PROCRIT/EXPREX
US	330	346	(4.6%)	(4.6%)	-
Intl	247	306	(19.3%)	(7.6%)	(11.7%)
WW	577	652	(11.5%)	(6.0%)	(5.5%)

RAZADYNE/REMINYL
US	16	42	(61.9%)	(61.9%)	-
Intl	91	110	(17.3%)	(4.2%)	(13.1%)
WW	107	152	(29.6%)	(20.1%)	(9.5%)

REMICADE
US	771	684	12.7%	12.7%	-
US Exports (3)	327	200	63.5%	63.5%	-
Intl	4	2	100.0%	96.2%	3.8%
WW	1,102	886	24.4%	24.4%	-

RISPERDAL/RISPERIDONE
US	70	492	(85.8%)	(85.8%)	-
Intl	169	220	(23.2%)	(17.9%)	(5.3%)
WW	239	712	(66.4%)	(64.8%)	(1.6%)

RISPERDAL CONSTA
US	131	120	9.2%	9.2%	-
Intl	217	223	(2.7%)	13.7%	(16.4%)
WW	348	343	1.5%	12.1%	(10.6%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Included in U.S. sales

REPORTED SALES vs. PRIOR PERIOD
$MM

	SECOND QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) - (Continued)

TOPAMAX
US	75	548	(86.3%)	(86.3%)	-
Intl	107	129	(17.1%)	(2.9%)	(14.2%)
WW	182	677	(73.1%)	(70.4%)	(2.7%)

VELCADE
US	-	1	(100.0%)	(100.0%)	-
Intl	229	204	12.3%	26.9%	(14.6%)
WW	229	205	11.7%	26.2%	(14.5%)

OTHER
US	698	599	16.5%	16.5%	-
Intl	859	887	(3.2%)	11.3%	(14.5%)
WW	1,557	1,486	4.8%	13.5%	(8.7%)

TOTAL PHARMACEUTICAL
US	3,172	3,793	(16.4%)	(16.4%)	-
Intl	2,326	2,547	(8.7%)	3.3%	(12.0%)
WW	5,498	6,340	(13.3%)	(8.5%)	(4.8%)

MAJOR NEW PHARMACEUTICAL PRODUCTS (3)

PREZISTA
US	65	43	51.2%	51.2%	-
Intl	75	45	66.7%	90.0%	(23.3%)
WW	140	88	59.1%	71.0%	(11.9%)

INVEGA
US	67	62	8.1%	8.1%	0.0%
Intl	32	14	128.6%	163.7%	(35.1%)
WW	99	76	30.3%	36.6%	(6.3%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Included in Other

REPORTED SALES vs. PRIOR PERIOD
$MM

	SIX MONTHS
			% Change
	2009	2008	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2)

ACIPHEX/PARIET
US	266	269	(1.1%)	(1.1%)	-
Intl	257	333	(22.8%)	(9.5%)	(13.3%)
WW	523	602	(13.1%)	(5.7%)	(7.4%)

CONCERTA
US	502	432	16.2%	16.2%	-
Intl	159	137	16.1%	37.6%	(21.5%)
WW	661	569	16.2%	21.4%	(5.2%)

DURAGESIC/FENTANYL TRANSDERMAL
US	125	145	(13.8%)	(13.8%)	-
Intl	324	360	(10.0%)	1.8%	(11.8%)
WW	449	505	(11.1%)	(2.7%)	(8.4%)

LEVAQUIN/FLOXIN
US	751	804	(6.6%)	(6.6%)	-
Intl	36	43	(16.3%)	2.0%	(18.3%)
WW	787	847	(7.1%)	(6.2%)	(0.9%)

PROCRIT/EXPREX
US	651	680	(4.3%)	(4.3%)	-
Intl	476	601	(20.8%)	(8.7%)	(12.1%)
WW	1,127	1,281	(12.0%)	(6.3%)	(5.7%)

RAZADYNE/REMINYL
US	29	92	(68.5%)	(68.5%)	-
Intl	179	209	(14.4%)	0.2%	(14.6%)
WW	208	301	(30.9%)	(20.8%)	(10.1%)

REMICADE
US	1,508	1,360	10.9%	10.9%	-
US Exports (3)	613	520	17.9%	17.9%	-
Intl	9	4	125.0%	118.1%	6.9%
WW	2,130	1,884	13.1%	13.1%	-

RISPERDAL/RISPERIDONE
US	188	1,074	(82.5%)	(82.5%)	-
Intl	326	447	(27.1%)	(21.3%)	(5.8%)
WW	514	1,521	(66.2%)	(64.5%)	(1.7%)

RISPERDAL CONSTA
US	257	221	16.3%	16.3%	-
Intl	416	431	(3.5%)	13.8%	(17.3%)
WW	673	652	3.2%	14.6%	(11.4%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Included in U.S. sales

REPORTED SALES vs. PRIOR PERIOD
$MM

	SIX MONTHS
			% Change
	2009	2008	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) - (Continued)

TOPAMAX
US	570	1,068	(46.6%)	(46.6%)	-
Intl	214	255	(16.1%)	(1.4%)	(14.7%)
WW	784	1,323	(40.7%)	(37.9%)	(2.8%)

VELCADE
US	-	3	(100.0%)	(100.0%)	-
Intl	421	386	9.1%	24.5%	(15.4%)
WW	421	389	8.2%	23.5%	(15.3%)

OTHER
US	1,386	1,195	16.0%	16.0%	-
Intl	1,615	1,700	(5.0%)	10.4%	(15.4%)
WW	3,001	2,895	3.7%	12.7%	(9.0%)

TOTAL PHARMACEUTICAL
US	6,846	7,863	(12.9%)	(12.9%)	-
Intl	4,432	4,906	(9.7%)	3.1%	(12.8%)
WW	11,278	12,769	(11.7%)	(6.8%)	(4.9%)

MAJOR NEW PHARMACEUTICAL PRODUCTS (3)

PREZISTA
US	137	75	82.7%	82.7%	-
Intl	125	87	43.7%	66.5%	(22.8%)
WW	262	162	61.7%	73.9%	(12.2%)

INVEGA
US	133	119	11.8%	11.8%	-
Intl	57	23	147.8%	186.4%	(38.6%)
WW	190	142	33.8%	39.9%	(6.1%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Included in Other

REPORTED SALES vs. PRIOR PERIOD
$MM

	SECOND QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	252	328	(23.2%)	(23.2%)	-
Intl	422	485	(13.0%)	(5.5%)	(7.5%)
WW	674	813	(17.1%)	(12.6%)	(4.5%)

DEPUY
US	762	722	5.5%	5.5%	-
Intl	561	606	(7.4%)	6.5%	(13.9%)
WW	1,323	1,328	(0.4%)	6.0%	(6.4%)

DIABETES CARE
US	306	338	(9.5%)	(9.5%)	-
Intl	304	336	(9.5%)	2.2%	(11.7%)
WW	610	674	(9.5%)	(3.7%)	(5.8%)

ETHICON
US	452	374	20.9%	20.9%	-
Intl	589	646	(8.8%)	3.2%	(12.0%)
WW	1,041	1,020	2.1%	9.7%	(7.6%)

ETHICON ENDO-SURGERY
US	489	484	1.0%	1.0%	-
Intl	626	640	(2.2%)	10.7%	(12.9%)
WW	1,115	1,124	(0.8%)	6.3%	(7.1%)

ORTHO-CLINICAL DIAGNOSTICS
US	284	250	13.6%	13.6%	-
Intl	210	226	(7.1%)	4.2%	(11.3%)
WW	494	476	3.8%	9.2%	(5.4%)

VISION CARE
US	231	227	1.8%	1.8%	-
Intl	399	412	(3.2%)	2.0%	(5.2%)
WW	630	639	(1.4%)	1.9%	(3.3%)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,776	2,723	1.9%	1.9%	-
Intl	3,111	3,351	(7.2%)	3.7%	(10.9%)
WW	5,887	6,074	(3.1%)	2.9%	(6.0%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sales of Drug-Eluting Stents for Q2 2009 of $69, $165 and $234 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q2 2008 of $167, $227 and $394 million Domestic, International and Worldwide respectively

REPORTED SALES vs. PRIOR PERIOD
$MM

	SIX MONTHS
			% Change
	2009	2008	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	498	670	(25.7%)	(25.7%)	-
Intl	844	944	(10.6%)	(3.6%)	(7.0%)
WW	1,342	1,614	(16.9%)	(12.8%)	(4.1%)

DEPUY
US	1,528	1,431	6.8%	6.8%	-
Intl	1,087	1,184	(8.2%)	6.5%	(14.7%)
WW	2,615	2,615	-	6.6%	(6.6%)

DIABETES CARE
US	576	641	(10.1%)	(10.1%)	-
Intl	575	648	(11.3%)	0.5%	(11.8%)
WW	1,151	1,289	(10.7%)	(4.8%)	(5.9%)

ETHICON
US	857	715	19.9%	19.9%	-
Intl	1,137	1,250	(9.0%)	3.5%	(12.5%)
WW	1,994	1,965	1.5%	9.4%	(7.9%)

ETHICON ENDO-SURGERY
US	943	913	3.3%	3.3%	-
Intl	1,187	1,214	(2.2%)	11.1%	(13.3%)
WW	2,130	2,127	0.1%	7.3%	(7.2%)

ORTHO-CLINICAL DIAGNOSTICS
US	561	488	15.0%	15.0%	-
Intl	400	431	(7.2%)	3.8%	(11.0%)
WW	961	919	4.6%	9.7%	(5.1%)

VISION CARE
US	465	453	2.6%	2.6%	-
Intl	764	793	(3.7%)	0.5%	(4.2%)
WW	1,229	1,246	(1.4%)	1.3%	(2.7%)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	5,428	5,311	2.2%	2.2%	-
Intl	5,994	6,464	(7.3%)	3.6%	(10.9%)
WW	11,422	11,775	(3.0%)	3.0%	(6.0%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sales of Drug-Eluting Stents for June YTD 2009 of $136, $349 and $485 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for June YTD 2008 of $336, $458 and $794 million Domestic, International and Worldwide respectively